                                                                    EXHIBIT 99.1


                                VOTING AGREEMENT


         THIS VOTING AGREEMENT (this "Agreement") is made and entered into as of February __, 2003, by and between NPS Pharmaceuticals, Inc., a Delaware corporation ("NPS"), and the undersigned Stockholder of Enzon ("Stockholder").

                                    RECITALS

         A. Momentum Merger Corporation, a Delaware corporation ("Holdco"), NPS, Enzon Pharmaceuticals, Inc., a Delaware corporation ("Enzon"), Newton Acquisition Corporation, a Delaware corporation ("Newton Merger Sub"), and Einstein Acquisition Corporation, a Delaware corporation ("Einstein Merger Sub"), have entered into an Agreement and Plan of Reorganization (as such agreement may hereafter be amended from time to time in conformity with the provisions thereof, the "Reorganization Agreement") which provides for the merger of Newton Merger Sub with and into NPS and the merger of Enzon with and into Einstein Merger Sub, pursuant to which mergers NPS will become a wholly owned subsidiary of Holdco and Einstein Merger Sub will continue as a wholly owned subsidiary of Holdco (together, the "Mergers"). Pursuant to the Mergers, all outstanding common stock of NPS and all outstanding common stock of Enzon will be converted into the right to receive shares of Common Stock, par value $0.001 per share, of Holdco ("Holdco Common Stock").

         B. Stockholder is the beneficial owner (as such term is defined under Rule 13(d)(3) promulgated under the Securities Exchange Act of 1934, as amended) of such number of shares of Common Stock, par value $0.01 per share, of Enzon ("Enzon Common Stock") as set forth on the signature page hereof, and options, warrants or other rights to acquire such number of shares of Enzon Common Stock as set forth on the signature page hereof.

         C. As an inducement and a condition to entering into the Reorganization Agreement, NPS has requested that Stockholder agree, and Stockholder has agreed (in Stockholder's capacity as such), to enter into this Agreement in order to facilitate the consummation of the Mergers.

         NOW, THEREFORE, intending to be legally bound, the parties hereto agree as follows:

         1. Definitions.

                  (a) For the purposes of this Agreement, capitalized terms that are used but not defined herein shall have the respective meanings ascribed thereto in the Reorganization Agreement.

                  (b) "Expiration Date" shall mean the earlier to occur of (i) such date and time as the Reorganization Agreement shall have been validly terminated pursuant to its terms, or (ii) such date and time as the Mergers shall become effective in accordance with the terms and conditions set forth in the Reorganization Agreement.

                  (c) "Person" shall mean any individual, any corporation, limited liability company, general or limited partnership, business trust, unincorporated association or other business organization or entity, or any governmental authority.

                  (d) "Shares" shall mean: (i) all securities of Enzon (including all shares of Enzon Common Stock and all options, warrants and other rights to acquire shares of Enzon Common Stock) owned by Stockholder as of the date of this Agreement, and (ii) all additional securities of Enzon (including all additional shares of Enzon Common Stock and all additional options, warrants and other rights to acquire shares of Enzon Common Stock) of which Stockholder acquires beneficial ownership during the period commencing with the execution and delivery of this Agreement until the Expiration Date.

                  (e) A Person shall be deemed to have effected a "Transfer" of a security if such Person directly or indirectly (i) offers for sale, sells, assigns, pledges, encumbers, grants an option with respect to, transfers or otherwise disposes of such security or any interest therein, or (ii) enters into an agreement, commitment or other arrangement providing for the sale of, assignment of, pledge of, encumbrance of, granting of an option with respect to, transfer of or disposition of such security or any interest therein; provided, however, that the granting by Stockholder of a security interest in Shares to a brokerage firm to secure a cash loan from such brokerage firm for the purpose of purchasing shares of Enzon Common Stock upon exercise of Enzon Options outstanding on the date of this Agreement shall not be deemed a "Transfer" for purposes of this Agreement.

         2. Restriction on Transfer, Proxies and Non-Interference; Stop Transfer. Except as expressly contemplated by this Agreement, at all times during the period commencing with the execution and delivery of this Agreement and continuing until the Expiration Date, Stockholder shall not, directly or indirectly, (i) cause or permit the Transfer of any of the Shares to be effected, or discuss, negotiate or make any offer regarding any Transfer of any of the Shares, (ii) grant any proxies or powers of attorney with respect to any of the Shares, deposit any of the Shares into a voting trust or enter into a voting agreement or other similar commitment or arrangement with respect to any of the Shares in contravention of the obligations of Stockholder under this Agreement, (iii) request that Enzon register the Transfer of any certificate or uncertificated interest representing any of the Shares, or (iv) take any action that would make any representation or warranty of Stockholder contained herein untrue or incorrect, or have the effect of preventing or disabling Stockholder from performing any of Stockholder's obligations under this Agreement. Stockholder hereby agrees that, in order to ensure compliance with the restrictions referred to herein, Enzon may issue appropriate "stop transfer" instructions to its transfer agent in respect of the Shares. Notwithstanding the foregoing or anything to the contrary set forth in this Agreement, (A) Stockholder may Transfer any or all of the Shares pursuant to, and in accordance with, the terms of Stockholder's 10b-5 plan or arrangement with Enzon, if any, as in effect as of the date hereof, and (B) Stockholder may sell Shares for cash to the extent necessary to pay taxes incurred as a direct result of the exercise of Enzon Options after the date hereof.

         3. Voting Agreement. At any meeting of Enzon's stockholders called with respect to the following, however called, and at every adjournment or postponement thereof, Stockholder shall appear at such meeting, in person or by proxy, or otherwise cause all of the Shares to be counted as present thereat for purposes of establishing a quorum thereat, and Stockholder shall vote, or cause to be voted (and on every action or approval by written consent of stockholders with respect to the following, act, or cause to be acted, by written consent) with respect to all of the Shares that Stockholder is entitled to vote or as to which Stockholder has the right to direct the voting, as of the relevant record date:

                  (a) in favor of the approval and adoption of the Reorganization Agreement and approval of the Enzon Merger;

                  (b) against the approval of any proposal that would result in a breach by Enzon of the Reorganization Agreement; and

                  (c) against any proposal made in opposition to, or in competition with, consummation of the Mergers (or either of them) and the other transactions contemplated by the Reorganization Agreement, including any Acquisition Proposal.

         4. Irrevocable Proxy. Concurrently with the execution of this Agreement, Stockholder shall deliver to NPS an irrevocable proxy in the form attached hereto as Exhibit A (the "Proxy"), which shall be irrevocable to the fullest extent permitted by applicable law, with respect to the Shares.

         5. Representations and Warranties. Stockholder hereby represents and warrants to NPS and Holdco as follows:

                  (a) Ownership of Shares. Stockholder is the beneficial owner (as such term is defined under Rule 13(d)(3) promulgated under the Securities Exchange Act of 1934, as amended, except that such terms shall include Shares that may be acquired more than sixty (60) days from the date hereof) of all of the Shares. Stockholder has sole voting power and the sole power of disposition with respect to all of the Shares, with no limitations, qualifications or restrictions on such rights, subject to applicable federal securities laws and the terms of this Agreement. Stockholder is the sole record holder (as reflected in the records maintained by Enzon's transfer agent for Enzon Common Stock) of all of the Shares.

                  (b) Power; Binding Agreement. Stockholder has the legal capacity, power and authority to enter into and perform all of Stockholder's obligations under this Agreement. The execution, delivery and performance of this Agreement by Stockholder will not violate any agreement or court order to which Stockholder is a party or is subject, including, without limitation, any voting agreement or voting trust. This Agreement has been duly and validly executed and delivered by Stockholder and constitutes a valid and binding agreement of Stockholder, enforceable against Stockholder in accordance with its terms.

                  (d) No Consents. To his, her or its knowledge, the execution and delivery of this Agreement by Stockholder does not, and the performance by Stockholder of his, her or its obligations hereunder will not, require Stockholder to obtain any consent, approval, authorization or permit of, or to make any filing with or notification to, any Governmental Authority.

         6. No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in NPS any direct or indirect ownership or incidence of ownership of or with respect to any Shares. Except as provided in this Agreement, all rights, ownership and economic benefits relating to the Shares shall remain vested in and belong to Stockholder.

         7. Stockholder Notification of Acquisition of Additional Shares. At all times during the period commencing with the execution and delivery of this Agreement and continuing until the Expiration Date, Stockholder shall promptly notify NPS and Holdco of the number of any additional shares of Enzon Common Stock and the number and type of any other voting securities of Enzon acquired by Stockholder, if any, after the date hereof.

         8. Enzon Stop Transfer Instructions. At all times commencing with the execution and delivery of this Agreement and continuing until the Expiration Date, Enzon shall not register the Transfer (by book-entry or otherwise) of any certificate or uncertificated interest representing any of the Shares unless such Transfer is made pursuant to and in compliance with the terms and conditions of this Agreement. Enzon shall instruct its transfer agent for Enzon Common Stock (the "Transfer Agent") not to Transfer, at any time commencing with the execution and delivery of this Agreement and continuing until the Expiration Date, any certificate or uncertificated interest representing any of the Shares unless and until the Transfer Agent has received NPS's consent to effect any such Transfer.

         9. Termination. This Agreement shall terminate immediately and automatically, without any action on the part of any party hereto, as of the Expiration Date.

         10. Directors and Officers. Notwithstanding anything in this Agreement to the contrary, if Stockholder is a director or officer of Enzon, nothing contained in this Agreement shall prohibit such director or officer from acting in his/her capacity as such or from taking such action as a director or officer of Enzon that may be required on the part of such person as a director or officer of Enzon, including acting in compliance with the Reorganization Agreement.

         11. Miscellaneous.

                  (a) Entire Agreement. This Agreement and the documents and instruments and other agreements among the parties hereto as contemplated by or referred to herein, including the Reorganization Agreement and any other agreements referred to in the Reorganization Agreement, constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

                  (b) Certain Events. This Agreement and the obligations hereunder shall attach to all of the Shares and shall be binding upon any person to whom legal or beneficial ownership of any of the Shares shall pass, whether by operation of law or otherwise. Notwithstanding any Transfer of any of the Shares, the transferor shall remain liable for the performance of all obligations of the transferor under this Agreement. Notwithstanding the foregoing or anything to the contrary set forth in this Agreement, this Agreement and the obligations hereunder shall not attach to any Shares that are Transferred, and shall not be binding upon any person to whom legal or beneficial ownership of any of the Shares shall pass, in any Transfer effected by Stockholder pursuant to the last sentence of Section 2 of this Agreement.

                  (c) Assignment. No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties. Any purported assignment in violation of this Section shall be void.

                  (d) Amendments, Waivers, Etc. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by the parties hereto.

                  (e) Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly given (i) on the date of delivery if delivered personally, (ii) on the date of confirmation of receipt (or, the first business day following such receipt if the date is not a business day) of transmission by telecopy or telefacsimile, or (iii) on the date of confirmation of receipt (or, the first business day following such receipt if the date is not a business day) if delivered by a nationally recognized courier service. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

           (i) if to NPS, to: NPS Pharmaceuticals, Inc.
                              420 Chipeta Way
                              Salt Lake City, Utah 84108-1256
                 Attention:   Hunter Jackson, Chief Executive Officer, President
                              and Chairman of the Board of Directors
                              James Jensen, Vice President, Legal Affairs,
                              General  Counsel and Secretary
                 Telephone No.:    801.583.4939
                 Telecopy No.:     801.583.4961

                 with copies to:

                 Wilson Sonsini Goodrich & Rosati
                 Professional Corporation
                 2795 East Cottonwood Parkway, Suite 300
                 Salt Lake City, Utah 84121
                 Attention:   Robert G. O'Connor
                 Telephone No.:    801.993.6400
                 Telecopy No.:     801.993.6499

                 Wilson Sonsini Goodrich & Rosati
                 Professional Corporation
                 650 Page Mill Road
                 Palo Alto, California 94304-1050
                 Attention:   Larry W. Sonsini
                              Steve L. Camahort
                 Telephone No.:    650.493.9300
                 Telecopy No.:     650.493.6811

           (ii) if to Stockholder, to the address for notice set forth on the signature page hereof.

                 with copies to:

                 Dorsey & Whitney LLP
                 250 Park Avenue
                 New York, New York 10177-1500
                 Attention:   Kevin T. Collins
                 Telephone No.:    212.415.9200
                 Telecopy No.:     212.953.7201

                 Dorsey & Whitney LLP
                 170 South Main Street, Suite 900
                 Salt Lake City, Utah 84101-1605
                 Attention:   Nolan S. Taylor
                 Telephone No.:    801.933.7360
                 Telecopy No.:     801.933.7373

                   (f) Severability. In the event that any provision of this Agreement or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the greatest extent possible, the economic, business and other purposes of such void or unenforceable provision.

                  (g) No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

                  (h) Governing Law; Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof. The parties hereby irrevocably submit to the jurisdiction of the courts of the State of Delaware and the Federal courts of the United States of America located in the State of Delaware solely in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement, and in respect of the transactions contemplated hereby, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in such a Delaware state or federal court. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 6(e) hereof or in such other manner as may be permitted by applicable law, shall be valid and sufficient service thereof.

                  (i) Other Remedies; Specific Performance.

                           (i) Other Remedies. Except as otherwise provided
herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.

                           (ii) Specific Performance. It is accordingly agreed
that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

                  (j) Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF MOMENTUM MERGER CORPORATION, NPS AND ENZON IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.

                  (k) Counterparts. This Agreement may be executed in any number of counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

                  (l) Further Assurances. At the request of any party to another party or parties to this Agreement, such other party or parties shall execute and deliver such instruments or documents to evidence or further effectuate (but not to enlarge) the respective rights and obligations of the parties and to evidence and effectuate any termination of this Agreement.

                  (m) Public Disclosure. Stockholder shall not issue any statement or communication to any third party regarding the subject matter of the Reorganization Agreement or the transactions contemplated thereby, including, if applicable, the termination of the Reorganization Agreement and the reasons therefor, without the prior written consent of NPS.

                  (n) Confidentiality. Stockholder hereby agrees that all Information (as defined below) shall be governed by the terms of the Mutual Nondisclosure Agreement dated as of December 18, 2002 (the "NDA"), between Enzon and NPS, and Stockholder agrees to be bound by the terms of the NDA and to keep all Information confidential in accordance with the terms of the NDA. In this regard, Stockholder acknowledges that Enzon and NPS Common Stock are publicly traded and that any Information obtained during the course of its due diligence could be considered to be material non-public information within the meaning of federal and state securities laws. Accordingly, Stockholder acknowledges and agrees not to engage in any transactions in the Common Stock of Enzon and NPS in violation of applicable insider trading laws. For purposes of this Agreement, "Information" shall include: Enzon's and NPS's confidential, business, financial and technical information; the fact that Information has been made available to any Person in connection with the transactions contemplated by the Reorganization Agreement and the any related agreements (irrespective of whether such transactions are consummated); the fact that Enzon and NPS have had discussions concerning the transactions contemplated by the Reorganization Agreement and any related agreements (irrespective of whether such transactions are consummated); the existence, terms and conditions of the NDA, the Reorganization Agreement and any related agreements; and any other fact with respect to the transactions contemplated by the Reorganization Agreement and any related agreements (irrespective of whether such transactions are consummated).

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the undersigned have executed, or caused this Agreement to be executed by a duly authorized officer, as of the date first written above.

                    NPS PHARMACEUTICALS, INC.


                    By:
                       _________________________________________________________
                         Name:
                         Title:


                    STOCKHOLDER:


                    Signature:__________________________________________________


                    Name:_______________________________________________________


                    Address: ___________________________________________________


                    Facsimile No. ______________________________________________


                    Shares beneficially owned:

                             _______________ Enzon common shares

                             _______________ Enzon common shares issuable upon exercise of outstanding options or warrants

ACKNOWLEDGED AND AGREED TO (with respect to Section 8):

ENZON PHARMACEUTICALS, INC.


By:
   ___________________________________________________________
     Name:
     Title:



                      [SIGNATURE PAGE TO VOTING AGREEMENT]

                                    EXHIBIT A

                                IRREVOCABLE PROXY

         The undersigned Stockholder (the "Stockholder") of Enzon Pharmaceuticals, Inc., a Delaware corporation ("Enzon"), hereby irrevocably (to the fullest extent permitted by law) appoints each of Hunter Jackson, James U. Jenson, and David Clark of NPS, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of Enzon that now are or hereafter may be beneficially owned by the undersigned, and any and all other shares or securities of Enzon issued or issuable in respect thereof on or after the date hereof (collectively, the "Shares"), in accordance with the terms of this Proxy. The Shares beneficially owned by Stockholder as of the date of this Proxy are listed on the final page of this Proxy, along with the number(s) of the stock certificate(s) which represent such Shares. Upon Stockholder's execution of this Proxy, any and all prior proxies given by the undersigned with respect to any Shares are hereby revoked and Stockholder agrees not to grant any subsequent proxies with respect to the Shares until after the Expiration Date (as defined below).

         This Proxy is irrevocable (to the fullest extent permitted by law), is coupled with an interest and is granted pursuant to that certain Voting Agreement of even date herewith (the "Voting Agreement") by and between NPS Pharmaceuticals, Inc., a Delaware corporation ("NPS") and the undersigned Stockholder of Enzon, and is granted in consideration of NPS and Momentum Merger Corporation, a Delaware corporation ("Momentum") entering into that certain Agreement and Plan of Reorganization of even date herewith (as it may hereafter be amended from time to time in accordance with the provisions thereof, the "Reorganization Agreement") by and among NPS, Enzon, Momentum, Newton Acquisition Corporation, a Delaware corporation ("Newton Merger Sub"), and Einstein Acquisition Corporation, a Delaware corporation ("Einstein Merger Sub"). The Reorganization Agreement provides for the merger of Newton Merger Sub with and into NPS (the "NPS Merger") and the merger of Enzon with and into Einstein Merger Sub (the "Enzon Merger" and together with the NPS Merger, the "Mergers"), and Stockholder is receiving a portion of the consideration payable in connection with the Enzon Merger. As used in this Proxy, the term "Expiration Date" shall mean the earlier to occur of (i) such date and time as the Reorganization Agreement shall have been validly terminated pursuant to its terms, or (ii) such date and time as the Mergers shall become effective in accordance with the terms and conditions set forth in the Reorganization Agreement.

         The attorneys and proxies named above, and each of them, are hereby authorized and empowered by Stockholder, at any time prior to the Expiration Date, to act as Stockholder's attorney and proxy to vote all of the Shares, and to exercise all voting, consent and similar rights of the undersigned with respect to all of the Shares (including, without limitation, the power to execute and deliver written consents) at every annual or special meeting of stockholders of Enzon (and at every adjournment or postponement thereof), and in every written consent in lieu of such meeting:

                  (a) in favor of the approval and adoption of the Reorganization Agreement and approval of the Enzon Merger;

                  (b) against the approval of any proposal that would result in a breach by Enzon of the Reorganization Agreement; and

                  (c) against any proposal made in opposition to, or in competition with, consummation of the Mergers (or either of them) and the other transactions contemplated by the Reorganization Agreement, including any Acquisition Proposal.

         The attorneys and proxies named above may not exercise this Proxy on any other matter except as provided in clauses (a), (b) and (c) above. Stockholder may vote the Shares on all other matters. Notwithstanding anything in this Proxy to the contrary, if Stockholder is a director or officer of Enzon, nothing contained in this Proxy shall prohibit such director or officer from acting in his/her capacity as such or from taking such action as a director or officer of Enzon that may be required on the part of such person as a director or officer of Enzon, including acting in compliance with the Reorganization Agreement.

         Any obligation of Stockholder hereunder shall be binding upon the successors and assigns of Stockholder.

         This Proxy shall terminate and be of no further force and effect, automatically upon the Expiration Date.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, Stockholder has caused this Irrevocable Proxy to be duly executed as of the day and year first above written.

                   STOCKHOLDER:

                   _____________________________________________________________


                   Name:________________________________________________________


                   Title _______________________________________________________


                   Address: ____________________________________________________


                   _____________________________________________________________


                   Facsimile No. _______________________________________________


                   Shares beneficially owned:

                            _______________ Enzon common shares

                            _______________ Enzon common shares issuable upon exercise of outstanding options or warrants








                      [SIGNATURE PAGE TO IRREVOCABLE PROXY]